                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) May 20, 2003

                                 WRC MEDIA INC.
             (Exact name of registrant as specified in its chapter)

          Delaware                    333-96119                13-4066536
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation               File Number)          Identification No.)

           512 Seventh Avenue, 22nd Floor, New York, NY                 10018
             (Address of principal executive offices)                 (Zip Code)
Registrant's telephone number, including area code (212) 768-1150

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On May 20, 2003, at an investor conference call, Martin E. Kenney, Jr., WRC Media Inc.'s President issued a statement which is attached as an Exhibit hereto.

Item 7. Financial Statements and Exhibits.

Exhibit No.        Exhibit
-----------        -------

   99.1            Statement of Martin E. Kenney, Jr. on May 20, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WRC MEDIA INC.
                                               (Registrant)

Date: May 20, 2003                   By:        /s/ Richard Nota
                                        -------------------------------------
                                          Name:     Richard Nota
                                          Title:    Vice President, Finance

                                INDEX TO EXHIBITS

Exhibit No.         Exhibit
-----------         -------
   99.1             Statement of Martin E. Kenney, Jr. on May 20, 2003